SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2003

                          COMMISSION FILE NO.: 0-27323


                        AMERICAN EAGLE MANUFACTURING CO.
-------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            NEVADA                                         88-0429812
-----------------------------------          -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                          300 Park Avenue - Suite 1700
                               New York, NY 10022
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 572-6276
                          -----------------------------
                           (ISSUER  TELEPHONE NUMBER)



                          HARBOUR FRONT HOLDINGS, INC.
                          -----------------------------
                                  (FORMER NAME)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

In anticipation of acquiring American Eagle Corp., the Registrant changed its name from Harbour Front Holdings, Inc. to American Eagle Manufacturing Co. and now trades under the stock symbol AEMC. In addition, the Registrant affected a 1:200 reverse stock split, and reauthorized Two Hundred Million (200,000,000) shares of common stock and reauthorized the par value of $.001 per share of common stock and reauthorized Twenty Five Million (25,000,000) shares of preferred stock with a par value of $.001 per share.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(C)     EXHIBITS:

3.1  Certificate  of  Amendment  of  Articles  of  Incorporation


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

AMERICAN EAGLE MANUFACTURING CO.


October  20,  2003

/s/  Ronald  J.  Bauer
-------------------------
Ronald  J.  Bauer
Chief  Executive  Officer

Exhibit 3.1


                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                          HARBOUR FRONT HOLDINGS, INC.


     Pursuant to the provisions of Section 78.390 of the Nevada Revised Statutes, Harbour Front Holdings, Inc. (the "Corporation") adopts these Articles of Amendment to the Articles of Incorporation.

     The following amendments and additions to the Articles of Incorporation were adopted by unanimous consent of the Board of Directors pursuant to Section
78.315 of the Nevada Revised Statutes and by consent of the majority shareholders pursuant to Section 78.320 of the Nevada Revised Statutes.

                                   ARTICLE I.

                                      NAME
                                  ------------

The name of the Corporation is American Eagle Manufacturing Co.

                                  ARTICLE IV.

                                 CAPITALIZATION
                                 --------------


The first paragraph of Article IV. of the Articles of Incorporation were amended as described below and the remainder of Article IV. was not modified.

The capitalization of the Corporation is amended to reflect a 200:1 reverse stock split, reauthorize 200,000,000 shares of common stock, with a par value of $.001 per share of common stock, and reauthorize 25,000,000 shares of preferred stock with a par value of $.001 per share.

     The number of shares of the Corporation outstanding at the time of the adoption of the foregoing was 196,533,894 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 111,129,150. The shareholders consenting to the action represent a majority of the issued and outstanding shares.

     Effective  this  25th  day  of  September,  2003.


     /s/ Ronald J. Bauer
     -----------------------------
     Ronald  J.  Bauer,  President